SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 1996



                          BEACON PROPERTIES CORPORATION
             (Exact name of Registrant as specified in its Charter)

                                    Maryland
                            (State of Incorporation)

                 1-12926                                 04-3224258
         (Commission File Number)                (IRS Employer Id. Number)

            50 Rowes Wharf
         Boston, Massachusetts                              02110
(Address of principal executive offices)                  (Zip Code)

                                 (617) 330-1400
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Statements

    Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996
    (Unaudited)

    Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995 (Unaudited)

    Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1996 (Unaudited)

(c) Exhibits


    1.1 Underwriting Agreement dated August 6, 1996

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

   The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of June 30, 1996, is presented as if the acquisition of the Pending Acquisitions had occurred on June 30, 1996. The pro forma Condensed Consolidated Statements of Operations are presented as if the Offering, the acquisition of the Properties acquired since January 1, 1995 (including Perimeter Center) and the closing of the MetLife Mortgage loan, the acquisition of the Pending Acquisitions and related assumption of debt had occurred as of January 1, 1995; the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

   In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                         BEACON PROPERTIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 1996
                                   (Unaudited)

                                                          Beacon
                                                        Properties
                                                        Corporation    Pro Forma      Pro Forma
                                                         Historical   Adjustments    Consolidated
                                                        -----------   -----------    ------------
                                                                  (dollars in thousands)
               Assets
Real estate, net                                         $ 746,007      $227,000 (A)  $  973,007
Deferred financing and leasing costs, net                   14,730                        14,730
Cash and cash equivalents                                   37,978       (26,975)(B)      11,003
Mortgage notes receivable                                   51,486                        51,486
Other assets                                                20,554        (2,000)(C)      18,554
Investments in and note receivable from joint
  ventures and corporations                                 57,082                        57,082
                                                         ---------      --------      -----------
    Total assets                                         $ 927,837      $198,025      $1,125,862
                                                         =========      ========      ===========
     Liabilities and Stockholders' Equity
Mortgage notes payable                                   $ 403,218      $ 37,374 (D)  $  440,592
Note payable, Credit Facility                                             18,016 (E)      18,016
Other liabilities                                           24,335                        24,335
Investment in joint ventures                                24,303                        24,303
                                                         ---------      --------      -----------
    Total liabilities                                      451,856        55,390         507,246
Minority interest in Operating Partnership                  49,051        21,610 (F)      70,661
Stockholders' equity                                       426,930       121,025 (G)     547,955
                                                         ---------      --------      -----------
    Total liabilities and stockholders' equity           $ 927,837      $198,025      $1,125,862
                                                         =========      ========      ===========


Notes:
  (A) Acquisition of Pending Acquisitions.
  (B) Cash utilized.
  (C) Application of deposit on Fairfax County Portfolio. (D) Fairfax County Portfolio debt assumed.
  (E) Credit Facility utilized to acquire certain properties ($68,016) net of proceeds ($50,000) from Offering.
  (F) Value of units issued to seller of Fairfax County Portfolio.
  (G) Net increase in stockholders' equity:
          Proceeds of Offering         $128,750
          Expenses of Offering           (7,725)
                                       --------
                                       $121,025
                                       ========

                         BEACON PROPERTIES CORPORATION
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                   (Unaudited)

                                   Beacon   Properties
                                Properties    Acquired   Perimeter      Pending
                               Corporation     In 1995     Center    Acquisitions     Pro Forma      Pro Forma
                                Historical       (A)         (B)          (F)       Adjustments    Consolidated
                               ------------ -----------  ---------   ------------   -----------    ------------
                                     (dollars in thousands except per share amounts and shares outstanding)
Revenue:
  Rental income                   $71,050      $5,339      $52,117      $30,623                     $   159,129
  Management fees                   2,203                                              $   723(H)         2,926
  Recoveries from tenants           9,742       1,193        2,244        6,308                          19,487
  Mortgage interest income          2,546                                                3,027(I)         5,573
  Other income                      5,502          26          862        1,111                           7,501
                                  -------      ------      -------      -------        -------      -----------
    Total revenue                  91,043       6,558       55,223       38,042          3,750          194,616
                                  -------      ------      -------      -------        -------      -----------

Expenses:
  Property expenses                18,090       1,560       12,376        7,485                          39,511
  Real estate taxes                10,217         949        4,107        2,680                          17,953
  General and
    administrative                  9,755         111        2,116        1,254            750(J)        13,986
  Mortgage interest expense        15,226                   15,434(C)     4,438(G)      (1,783)(K)       33,315
  Interest--amortization of
    financing costs                 1,370                      120(D)                                     1,490
  Depreciation and
    amortization                   17,428       1,047(E)     9,571(E)     6,810(E)                       34,856
                                  -------      ------      -------      -------        -------      -----------
    Total expenses                 72,086       3,666       43,724       22,667         (1,033)         141,110
                                  -------      ------      -------      -------        -------      -----------
Income from operations             18,957       2,892       11,499       15,375          4,783           53,506
Equity in net income of joint
  ventures and corporations         3,222       1,338                                                     4,560 (1)
                                  -------      ------      -------      -------        -------      -----------
Income before minority
  interest                         22,179       4,230       11,499       15,375          4,783           58,066
Minority interest in
  Operating Partnership            (4,119)                                              (3,795)(L)       (7,914)
                                  -------      ------      -------      -------        -------      -----------
Net income before
  extraordinary items             $18,060      $4,230      $11,499      $15,375        $   988      $    50,152 (2)
                                  =======      ======      =======      =======        =======      ===========

Common shares outstanding                                                                            32,368,263
Net income per common share                                                                         $      1.55
(1) Includes:
      Depreciation and amortization                                                                 $     3,895
      Amortization of financing costs                                                               $       896
(2) Company share of Operating Partnership is 86.37%

                       See accompanying notes to pro forma
                condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                   (Unaudited)

(A) Results of operations of properties acquired during 1995 for the period prior to their acquisitions:

                                 Wellesley    Westlakes      75-101      2 Oliver  Ten Canal
                                Building 8   Building 2    Federal St.    Street      Park      Total
                                ----------   ----------    ----------     -------  ---------    -----
Revenue:
  Rental income                     $308        $1,010                     $2,474     $1,547    $5,339
  Management fees
  Recoveries from tenants                          425                        112        656     1,193
  Mortgage interest income
  Other income                                       7                         15          4        26
                                    ----        ------       ------        ------     ------    ------
    Total revenue                    308         1,442                      2,601      2,207     6,558
                                    ----        ------       ------        ------     ------    ------

Expenses:
  Property expenses                   61           413                        573        513     1,560
  Real estate taxes                   20            89                        505        335       949
  General and
    administrative                     8            27                         18         58       111
  Mortgage interest expense
  Interest--amortization of
    financing costs
  Depreciation and
    amortization                      50           239                        404        354     1,047
                                    ----        ------       ------        ------     ------    ------
    Total expenses                   138           768                      1,500      1,260     3,666
                                    ----        ------       ------        ------     ------    ------
Income from operations               170           674                      1,101        947     2,892
Equity in net income of joint
  ventures and corporations                                  $1,338                              1,338
                                    ----        ------       ------        ------     ------    ------
Income before minority
  interest                           170           674        1,338         1,101        947     4,230
Minority interest in
  Operating Partnership
                                    ----        ------       ------        ------     ------    ------
Net income before
  extraordinary item                $170        $  674       $1,338        $1,101     $  947    $4,230
                                    ====        ======       ======        ======     ======    ======

(B) Results of operations of Perimeter Center for 1995.

(C) Interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                   (Unaudited)

(E) Detail of depreciation expense by property is presented as follows:

                                           Basis       Life    Depreciation
                                          -------      -----   ------------
Previously Acquired Properties:
  Wellesley Building 8                   $  4,500     30 yrs      $   50
  Westlakes Building 2                     12,306     30 yrs         239
  2 Oliver Street                          16,174     30 yrs         404
  Ten Canal Park                           10,609     30 yrs         354
                                                                  ------
                                                                  $1,047
                                                                  ======
  Perimeter Center                       $287,130     30 yrs      $9,571
                                                                  ======
Pending Acquisitions:
  Fairfax County Portfolio               $ 69,300     30 yrs      $2,310
  The New York Life Portfolio             135,000     30 yrs       4,500
                                                                  ------
                                                                  $6,810
                                                                  ======

(F) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for 1995.

(G) Fairfax County Portfolio interest expense on debt assumed:

                  Principal    Rate     Expense
                  ---------    ----     -------
JOHN MARSHALL       21,068     8.38%     1,764
EJ RANDOLPH (1)     18,016     8.25%     1,486
NORTHRIDGE          16,306     7.28%     1,187
                    ------               -----
                    55,390               4,438
                    ======               =====


   (1) Paid off by Credit Facility proceeds at closing.

(H) Management fee from 75-101 Federal Street.

(I) Interest income related to the acquisition of the Rowes Wharf mortgage.

(J) Additional general and administrative expense attributable to acquisitions.

(K) Credit facility activity:

                                                                Draw          Expense
Source/Use                                       Date         (Repayment)    (Savings)
- ----------                                   -----------      -----------    ---------
Offering proceeds                              March 20       ($ 58,000)     ($ 1,065)
Rowes Wharf mortgage                           Various           23,700           780
Westlakes Building 2                           July 26           13,500           632
Offering proceeds                             August 31         (66,500)       (3,652)
75-101 Federal Street and 2 Oliver Street    September 29        39,000         2,397
Ten Canal Park                                December 21        11,000           882
March 1996 offering proceeds                   Full year        (21,300)       (1,757)
                                                                              -------
                                                                             ($ 1,783)
                                                                              =======

(L) Reflects decrease for minority interest (13.63%) in Operating Partnership.

                         BEACON PROPERTIES CORPORATION
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the
                         Six Months Ended June 30, 1996
                                   (Unaudited)

                                                 Beacon
                                               Properties
                                              Corporation    Perimeter      Pending           Pro Forma      Pro Forma
                                               Historical    Center (A)   Acquisitions (B)   Adjustments    Consolidated
                                              -----------    ----------   ----------------   -----------    ------------
                                                (dollars in thousands except per share amounts and shares outstanding)
Revenue:
  Rental income                                  $60,051       $6,420         $14,864                     $    81,335
  Management fees                                  1,517                                                        1,517
  Recoveries from tenants                          6,782          304           3,002                          10,088
  Mortgage interest income                         2,165                                     $   611(G)         2,776
  Other income                                     4,591          208             673                           5,472
                                                 -------       ------         -------        -------      -----------
    Total revenue                                 75,106        6,932          18,539            611          101,188
                                                 -------       ------         -------        -------      -----------

Expenses:
  Property expenses                               14,770        1,562           3,806                          20,138
  Real estate taxes                                7,831          591           1,346                           9,768
  General and administrative                       7,362          378             646            188(H)         8,574
  Mortgage interest expense                       13,661        1,461(C)        2,146(F)        (462)(I)       16,805
  Interest--amortization of financing costs        1,184           15(D)                                        1,199
  Depreciation and amortization                   13,346        1,196(E)        3,405(E)                       17,947
                                                 -------       ------         -------        -------      -----------
    Total expenses                                58,154        5,203          11,349           (274)          74,431
                                                 -------       ------         -------        -------      -----------
Income from operations                            16,952        1,729           7,190            886           26,757
Equity in net income of joint ventures and
  corporations                                     1,582                                                        1,582 (1)
                                                 -------       ------         -------        -------      -----------
Income before minority interest                   18,534        1,729           7,190            886           28,339
Minority interest in Operating Partnership        (2,681)                                     (1,181)(J)       (3,862)
                                                 -------       ------         -------        -------      -----------
Net income before extraordinary items            $15,853       $1,729         $ 7,190       ($   296)     $    24,476 (2)
                                                 =======       ======         =======        =======      ===========

Common shares outstanding                                                                                  32,368,263
Net income per common share                                                                               $      0.76

(1) Includes:
      Depreciation and amortization                                                                       $     1,994
      Amortization of financing costs                                                                     $       448
(2) Company share of Operating Partnership
      is 86.37%

                 See accompanying notes to pro forma condensed
                      consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1996
                                   (Unaudited)

(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio.

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

(E) Detail of depreciation expense by property is presented as follows:

                                 Basis       Life       Depreciation
                                 -----       ----       ------------
Perimeter Center                $287,130    30 yrs         $1,196
                                                           ======

Pending Acquisitions:
  Fairfax County Portfolio      $ 69,300    30 yrs         $1,155
  The New York Life              135,000    30 yrs          2,250
                                                           ------
                                                           $3,405
                                                           ======

(F) Fairfax County Portfolio interest expense on debt assumed:

                        Principal      Rate        Expense
                        ---------      ----        -------
JOHN MARSHALL             21,068       8.38%         882
EJ RANDOLPH (1)           18,016       7.44%         670
NORTHRIDGE                16,306       7.28%         594
                          ------                   -----
                          55,390                   2,146
                          ======                   =====

   (1) Paid off by Credit Facility proceeds at closing.

(G) Interest income related to the acquisition of the Rowes Wharf mortgage.

(H) Additional general and administrative expense attributable to acquisitions.

(I) Decrease in Credit Facility interest expense as the result of $21,300 repayment from proceeds of March 1996 offering.

(J) Reflects decrease for minority interest (13.63%) in Operating Partnership.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BEACON PROPERTIES CORPORATION




                                      /s/ Robert J. Perriello
                                      --------------------------------
                                      Robert J. Perriello,
                                      Senior Vice President,
                                      and Chief Financial Officer


Date: August 6, 1996